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                                                                   Exhibit 23.01



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 28, 1994 included in Black Hills Corporation Annual Report on Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this registration statement.



                                                       ARTHUR ANDERSEN & CO.



Minneapolis, Minnesota,
 June 28, 1994